Exhibit 10.3
SECURED PROMISSORY NOTE

DRS INC.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO A VALID EXEMPTION COVERING SUCH TRANSFER.

$100,000.00	July 2, 2010

For Value Received, the undersigned, DRS Inc., a Nevada corporation (the “Company”), promises to pay, upon demand, to the order of G2 International, Inc., a Texas corporation (“Lender”), the sum of $100,000, or so much of said sum as has been advanced and is then outstanding under this Secured Promissory Note (“Note”), together with interest thereon at a rate of 2% per annum until paid.  The Company hereby agrees for the benefit of Lender as follows:

1.           Payment Terms.  This Note shall not have a fixed term but shall be subject to periodic review by Lender.  The principal of this Note and all accrued and unpaid interest shall be payable by the Company upon demand by Lender.  All payments hereunder shall be payable in lawful money of the United States of America. Payments of principal and interest hereunder shall be tendered at the address designated in Section 15 or at such other place as Lender may, from time to time, designate in writing.  Interest shall compound monthly and be calculated on the basis of actual number of days elapsed over a year of 360 days.  Payments received shall be applied, at the option of Lender, first to late charges, expenses and collection costs, if any, then in payment of unpaid accrued interest and then in reduction of the principal.

2.           Draw Down.  Advances, repayments and re-advances may be made under this Note from time to time, subject to the terms and conditions of this Note.  NOTWITHSTANDING ANYTHING EXPRESSED OR IMPLIED IN THIS NOTE OR ELSEWHERE TO THE CONTRARY, AT NO TIME SHALL LENDER BE UNDER ANY OBLIGATION TO MAKE ANY ADVANCES TO THE COMPANY PURSUANT TO THIS NOTE.  Amounts advanced under this Note shall be advanced upon the request of the Company and the approval of Lender.  LENDER IN ITS SOLE DISCRETION MAY REFUSE TO MAKE ANY ADVANCES TO THE COMPANY WITHOUT INCURRING ANY LIABILITY DUE TO SUCH REFUSAL AND WITHOUT AFFECTING THE COMPANY’S LIABILITY UNDER THIS NOTE FOR ANY AND ALL AMOUNTS ADVANCED.  The sum of all advances made hereunder shall not exceed the face amount of this Note.  All amounts so advanced and all payments made on account of the principal hereof shall be recorded in the books of Lender, which records shall be final and binding.

3.           Prepayments.  The Company may at any time and from time to time prepay, in whole or in part, any of the principal balance of this Note or accrued interest thereon without penalty.

4.           Security Interest.  The obligations of the Company to Lender under this Note are secured by a security interest in all of the Company’s right, title and interest in and to the receivables (the “Receivables”) described in Exhibit A hereto, which may be supplemented from time to time upon agreement of the parties.  The Company agrees to execute such documents as Lender may require to effectuate the foregoing.

(a)           The Company agrees to place a notice (in form and content acceptable to Lender) on each Account invoice that the Receivables are assigned and payable only to Lender, and to take all necessary steps so that payments and remittance information are directed to Lender.  The Company will provide Lender with copies of all invoices and confirmation of the assignment of the Receivables to Lender.

(b)           All payments received by Lender on the Account will be promptly applied to the indebtedness represented by this Note as set forth herein. To the extent that Lender is paid Receivables in excess of the current outstanding obligations hereunder, Lender shall promtly deliver such excess amounts to the Company within five (5) business days of receipt.

(c)           The Company agrees to maintain such books and records concerning the Account as Lender may reasonably request.  Upon Lender’s reasonable request, the Company agrees to make its books and records available to Lender for examination and to permit Lender to make copies or extracts thereof.  Also, the Company agrees to permit Lender to visit the Company’s premises during its business hours and to conduct such examinations as Lender deems reasonably necessary.

5.           No Waiver; Cumulative Rights.  No delay on the part of Lender in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

6.           Waiver.  The Company and all endorsers, sureties and guarantors of this Note waive demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to Lender.

7.           Default Interest.  All past due principal and accrued interest on this Note shall bear interest from the date payable until paid at the lesser of (i) the rate of 18% per annum, or (ii) the highest rate for which the Company may legally contract under applicable law.

8.           Attorney’s Fees.  If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorney’s fees and costs incurred by Lender.

9.           Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law principles thereof. Any action, suit or other legal proceeding of any kind or nature (collectively, “Proceeding”) arising out of or relating to this Note shall be brought in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas – Dallas Division, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Note in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding may be served on any party anywhere in the world.

10.           Headings.  The headings of the sections of this Note are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

11.           Usury.  All agreements between the Company and Lender, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Lender for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law.  If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Lender shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to Lender relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Company.  In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to Lender, under any specific contingency, exceeds the highest lawful rate, the Company and Lender shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law.  The terms and provisions of this Section 11 shall control and supersede every other conflicting provision of all agreements between the Company and Lender.

12.           Successors and Assigns.  All of the stipulations, promises and agreements in this Note made by or on behalf of the Company shall bind the successors and assigns of the Company, whether so expressed or not, and shall inure to the benefit of the respective successors and assigns of the Company and Lender.  Any assignee of the Company or Lender shall agree in writing prior to the effectiveness of such assignment to be bound by the provisions hereof.  The Company may not assign its obligations hereunder without the prior written consent of Lender.

13.           Severability.  The provisions of this Note shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.  Furthermore, to the fullest extent possible, the provisions of this Note (including, without limitations, each portion of this Note containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

14.           Amendment and Waivers.  Any provision of this Note or any default may be amended, waived or modified only upon the written consent of the Company and Lender.

15.           Notices.  All notices, requests, demands and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. Unless subsequently modified by written notice given in accordance with this Section 18, all communications shall be sent to Lender or the Company, as follows:

If to Lender:

G2 International, Inc.
13155 Noel Road, Suite 1810
Dallas, Texas 75240
Attention: President
Fax: (972)726-7749
E-mail:

If to the Company:

DRS Inc.
8245 SE 36th Street
Mercer Island, Washington 98040
Attention: President
Fax: (206)232-9452
E-mail: drmendes@aol.com

16.           Further Assurances.  Each of the Company and Lender shall execute and deliver such documents and shall take such actions as may be reasonably necessary or desirable to effect the transactions described in this Note.

[Signature Page to Follow]

In Witness Whereof, the undersigned has executed this Secured Convertible Promissory Note on and as of the date first set forth above.

DRS Inc. By: /s/ Daniel Mendes Daniel Mendes, President G2 International, Inc. By: /s/ Gust Kepler Gust Kepler, President

EXHIBIT A

Description of Collateral
INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4205
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/20/2010

Customer Information
Camwest The Woodlands West
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/25/2010	095-017-12-100	Woodlands#17 17024 NE 120th St. Redmond	10,999	0.74 9.50%	8,139,26T 773.23
Thank you for your business.					Balance Due	$8,912.49
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4202
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/20/2010

Customer Information
Camwest The Woodlands West
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/25/2010	095-010-12-100	Woodlands#10 16916 NE 120th St, Redmond	11,848	0.74 9.50%	8,767.52T 832.91
Thank you for your business.					Balance Due	$9,600.43
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4201
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/16/2010

Customer Information
Camwest Hazelwood
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/22/2010	104-061-12-100	Woodlands#161 11568 178th PL NE, Redmond	9,125	0.74 9.50%	6,752.50T 641.49
Thank you for your business.					Balance Due	$7,393.99
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4189
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/2/2010

Customer Information
Camwest Hazelwood
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/10/2010	104-02-12-100	Hazelwood#2 11427 177th PL NE, Redmond	9,271	0.74 9.50%	6,860.54T 651.75
Thank you for your business.					Balance Due	$7,512.29
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com

INVOICE

DRS INC.		Invoice #
P.O. BOX 726		4187
Bothell, WA 98041
	Date	Due Date
	6/25/2010	9/2/2010

Customer Information
Camwest Hazelwood
9720 NE 120th Place, Suite 100	Phone #	Fax#
Kirkland, WA 98034	425-742-6000	425-742-3333

Service	Date	P.O.	Address	Quantity	Price	Amount
Drywall Services	6/9/2010	104-072-12-100	Hazelwood#72 11441 178th PL NE, Redmond	9,271	0.74 9.50%	6,860.54T 651.79
Thank you for your business.					Balance Due	$7,512.29
					Payments/Credits	$0.00

Web Site	E-mail
www.drywallrecycle.com	info@drywallrecycle.com